united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr., Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 3/31

Date of reporting period: 3/31/16

Item 1. Reports to Stockholders.

IRON HORSE FUND

Annual Report
March 31, 2016

1-855-241-7514

www.ironhorsefund.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Annual Shareholder Report

The Iron Horse Fund Class I (the “Fund”) was up 1.24% during the last fiscal year ended March 31, 2016. During that same period the S&P 500 was up 1.78%. The covered call index BXM was up 2.72% over that same period. The Fund (3.44%) outperformed the BXM (3.22%) over the six month period ended March 31, 2016. We believe the nature of our stock selection and the writing of covered calls was the most prominent reasons for this performance. Next to that we believe that the volatility could increase in the coming quarters, and that would be beneficial for our single stock option writing, i.e. we may collect more income.

During the last 12 months, the Fund was mostly equal weighted relative to the S&P 500 sector. The covered call strategies the Fund utilizes seek to do well in a sideways to lower trending market. This is what the Fund managers’ long term experience in managing covered call strategies has taught. The Fund’s performance over the last 12 months in relation to the Morningstar Long/Short category is an outperformance of the category by 2.96%. We attribute that to the fact of the higher income received and the hedges put on by the Fund. The performance of this category was -3.72% for the 12 months ended March 31, 2016.

Our covered call strategy on average seeks to run at 50-60% of the market risk. When the market trends upward like it has over the last year, a covered call strategy can tend to underperform a long only strategy. The goal of the strategy is not to outperform the market on every market interval, but to seek a good total return with less risk than the market.

Sincerely,

The Iron Horse Fund Team
03/31/2016

6289-NLD-5/2/2016

IRON HORSE FUND
PORTFOLIO REVIEW (Unaudited)
March 31, 2016

The Fund’s performance figures* for the periods ended March 31, 2016, as compared to its benchmarks:

			Inception -	Inception -
	One Year	Three Years	March 31, 2016 (a)	March 31, 2016 (b)
Iron Horse Fund - Class A	0.90%	4.95%	5.39%	N/A
Iron Horse Fund - Class A with Load	(4.88)%	2.89%	4.08%	N/A
Iron Horse Fund - Class I	1.24%	5.25%	N/A	7.62%
S&P 500 Total Return Index (c)	1.78%	11.82%	11.65%	14.81%
CBOE S&P Buy Write Index (d)	2.72%	6.04%	6.61%	7.54%

Comparision of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total operating expenses as stated in the fee table to the Fund’s prospectus dated July 29, 2015 is 1.88% for the Class A and 1.63% for the Class I Shares. Class A shares are subject to a sales charge of 5.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-855-241-7514.

(a)	Inception date is July 7, 2011.

(b)	Inception date is November 16, 2011.

(c)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

(d)	The CBOE S&P 500 Buy Write Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index “covered” call option, generally on the third Friday of each month. Index returns assume the reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Portfolio Composition as of March 31, 2016
Top Ten Holdings by Industry	% of Net Assets
Retail	10.8%
Pharmaceuticals	10.7%
Internet	8.7%
Electric	7.9%
HealthCare - Products	7.0%
Insurance	6.0%
Computers	5.2%
Telecommunications	4.9%
Software	4.2%
Short Term Investments	6.0%
Other, Cash & Cash Equivalents	28.6%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

IRON HORSE FUND
PORTFOLIO OF INVESTMENTS
March 31, 2016

Shares		Value
	COMMON STOCKS - 96.7%
	AGRICULTURE - 1.9%
3,400	Philip Morris International, Inc. +	$333,574

	AIRLINES - 0.5%
1,800	Delta Air Lines, Inc.	87,624

	APPAREL - 0.9%
2,700	NIKE, Inc. +	165,969

	BANKS - 3.8%
2,300	Bank of New York Mellon Corp.	84,709
7,500	US Bancorp +	304,425
5,800	Wells Fargo & Co. +	280,488
		669,622
	BEVERAGES - 2.3%
3,900	Coca-Cola Co. +	180,921
2,100	PepsiCo, Inc. +	215,208
		396,129
	BIOTECHNOLOGY - 0.4%
500	Amgen, Inc. +	74,965

	COMPUTERS - 5.2%
1,600	Accenture PLC +	184,640
2,900	Apple, Inc. +	316,071
2,700	International Business Machines Corp. +	408,915
		909,626
	COSMETICS/PERSONAL CARE - 2.5%
2,300	Colgate-Palmolive Co. +	162,495
3,300	Proctor & Gamble Co. +	271,623
		434,118
	DIVERSIFIED FINANCIAL SERVICES - 4.1%
500	BlackRock, Inc. +	170,285
2,200	MasterCard, Inc. +	207,900
4,500	Visa, Inc. - Cl. A +	344,160
		722,345
	ELECTRIC - 7.9%
1,600	Dominion Resources, Inc. +	120,192
2,600	Exelon Corp. +	93,236
11,800	PPL Corp. +	449,226
13,900	Southern Co. +	719,047
		1,381,701
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
1,500	Emerson Electric Co. +	81,570

	ELECTRONICS - 0.7%
1,100	Honeywell International, Inc. +	123,255

	FOOD - 2.4%
4,000	General Mills, Inc. +	253,400
1,800	Mondelez International, Inc. +	72,216
1,900	Sysco Corp. +	88,787
		414,403
	HEALTHCARE - PRODUCTS - 7.0%
2,200	Abbot Laboratories +	92,026
4,400	Danaher Corp. +	417,384
4,200	Medtronic PLC +	315,000
3,800	Stryker Corp. +	407,702
		1,232,112
	HEALTHCARE - SERVICES - 0.5%
700	UnitedHeath Group, Inc. +	90,230

	INSURANCE - 6.0%
1,300	Allstate Corp.	87,581
2,500	American International Group, Inc. +	135,125
2,000	Aon PLC +	208,900
4,300	Berkshire Hathaway, Inc. - Cl. B + *	610,084
		1,041,690
	INTERNET - 8.7%
900	Alphabet, Inc. + *	686,610
6,200	Facebook, Inc. - Cl. A + *	707,420
100	Priceline Group, Inc. + *	128,896
		1,522,926

See accompanying notes to financial statements.

IRON HORSE FUND
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2016

Shares		Value
	MACHINERY - CONSTRUCTION & MINING - 0.7%
1,500	Caterpillar, Inc. +	$114,810

	MEDIA - 2.5%
5,300	Comcast Corp. +	323,724
1,200	Walt Disney Co. +	119,172
		442,896
	MISCELLANEOUS MANUFACTURING - 2.5%
13,600	General Electric Co. +	432,344

	OIL & GAS - 3.6%
2,000	Chevron Corp. +	190,800
5,300	Exxon Mobil Corp. +	443,027
		633,827
	PHARMACEUTICALS - 10.7%
2,800	AbbVie, Inc. +	159,936
4,500	Baxalta, Inc. +	181,800
3,900	Bristol-Myers Squibb Co. +	249,132
2,100	Eli Lilly & Co. +	151,221
6,500	Johnson & Johnson +	703,300
1,000	Mead Johnson Nutrition Co. +	84,970
1,600	Merck & Co., Inc. +	84,656
8,700	Pfizer, Inc. +	257,868
		1,872,883
	REITS - 0.5%
400	Simon Property Group, Inc. +	83,076

	RETAIL - 10.8%
200	Chipotle Mexican Grill, Inc. + *	94,194
1,100	Costco Wholesale Corp. +	173,338
800	CVS Health Corp. +	82,984
1,300	Dollar General Corp. +	111,280
1,100	Dollar Tree, Inc. *	90,706
900	Home Depot, Inc. +	120,087
2,300	McDonald’s Corp. +	289,064
3,400	Starbucks Corp. +	202,980
1,100	Target Corp. +	90,508
2,500	Walgreens Boots Alliance, Inc. +	210,600
4,600	Wal-Mart Stores, Inc. +	315,054
1,400	Yum! Brands, Inc. +	114,590
		1,895,385
	SEMICONDUCTORS - 1.0%
5,700	Intel Corp. +	184,395

	SOFTWARE - 4.2%
7,200	Microsoft Corp. +	397,656
8,400	Oracle Corp. +	343,644
		741,300
	TELECOMMUNICATIONS - 4.9%
2,600	AT&T, Inc. +	101,842
16,500	Cisco Systems, Inc. +	469,755
5,400	Verizon Communications, Inc. +	292,032
		863,629

	TOTAL COMMON STOCKS (Cost - $16,242,968)	16,946,404
Contracts ^
	SCHEDULE OF PUT OPTIONS PURCHASED * - 0.2%
20	S&P 500 Index	4,350
	Expiration April 2016, Exercise Price $1,850.00
30	S&P 500 Index	11,250
	Expiration May 2016, Exercise Price $1,800.00
10	S&P 500 Index	12,050
	Expiration June 2016, Exercise Price $1,800.00
	TOTAL PUT OPTIONS PURCHASED - (Cost $67,413)	27,650
Shares
	SHORT TERM INVESTMENTS - 6.0%
1,055,228	Federated Government Obligations Fund, 0.20% + ** (Cost - $1,055,228)	1,055,228

	TOTAL INVESTMENTS - 102.9% (Cost - $17,365,609) (a)	$18,029,282
	CALL OPTIONS WRITTEN - (3.1)% (Proceeds - $387,577)	(542,129)
	OTHER ASSETS LESS LIABILITIES - 0.2%	27,979
	NET ASSETS - 100.0%	$17,515,132

See accompanying notes to financial statements.

IRON HORSE FUND
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2016

Contracts ^		Value
	SCHEDULE OF CALL OPTIONS WRITTEN * - (3.1)%
22	Abbot Laboratories	$3,278
	Expiration May 2016, Exercise Price $41.00
28	AbbVie, Inc.	2,520
	Expiration May 2016, Exercise Price $60.00
16	Accenture PLC - Cl. A	10,720
	Expiration April 2016, Exercise Price $109.00
13	Allstate Corp.	2,353
	Expiration May 2016, Exercise Price $67.50
8	Alphabet, Inc.	19,680
	Expiration May 2016, Exercise Price $770.00
1	Alphabet, Inc.	3,365
	Expiration May 2016, Exercise Price $775.00
25	American International Group, Inc.	1,000
	Expiration April 2016, Exercise Price $55.00
5	Amgen, Inc.	2,600
	Expiration May 2016, Exercise Price $150.00
20	Aon PLC	9,100
	Expiration April 2016, Exercise Price $100.00
15	Apple, Inc.	6,675
	Expiration April 2016, Exercise Price $105.00
14	Apple, Inc.	8,960
	Expiration May 2016, Exercise Price $105.00
26	AT&T, Inc.	1,794
	Expiration May 2016, Exercise Price $39.00
23	Bank of New York Mellon Corp.	529
	Expiration April 2016, Exercise Price $38.00
22	Baxalta, Inc.	2,420
	Expiration April 2016, Exercise Price $40.00
23	Baxalta, Inc.	4,025
	Expiration May 2016, Exercise Price $40.00
17	Berkshire Hathaway, Inc.	7,565
	Expiration April 2016, Exercise Price $138.00
26	Berkshire Hathaway, Inc.	4,992
	Expiration April 2016, Exercise Price $142.00
5	BlackRock, Inc.	3,520
	Expiration April 2016, Exercise Price $340.00
39	Bristol-Myers Squibb Co.	7,410
	Expiration April 2016, Exercise Price $62.50
15	Caterpillar, Inc.	5,460
	Expiration May 2016, Exercise Price $75.00
20	Chevron Corp.	1,500
	Expiration April 2016, Exercise Price $97.50
2	Chipotle Mexican Grill, Inc.	3,158
	Expiration April 2016, Exercise Price $465.00
165	Cisco Systems, Inc.	8,910
	Expiration May 2016, Exercise Price $29.00
39	Coca-Cola Co.	9,399
	Expiration April 2016, Exercise Price $44.00
23	Colgate-Palmolive Co.	4,784
	Expiration May 2016, Exercise Price $70.00
23	Comcast Corp.	3,266
	Expiration April 2016, Exercise Price $60.00
30	Comcast Corp.	3,060
	Expiration May 2016, Exercise Price $62.50
11	Costco Wholesale Corp.	4,389
	Expiration April 2016, Exercise Price $155.00
8	CVS Health Corp.	1,576
	Expiration April 2016, Exercise Price $103.00
44	Danaher Corp.	13,200
	Expiration June 2016, Exercise Price $95.00
18	Delta Air Lines Corp.	3,330
	Expiration April 2016, Exercise Price $48.00
13	Dollar General Corp.	3,939
	Expiration May 2016, Exercise Price $85.00
11	Dollar Tree, Inc.	4,950
	Expiration May 2016, Exercise Price $80.00
16	Dominion Resources, Inc.	3,728
	Expiration April 2016, Exercise Price $72.50
21	Eli Lilly & Co.	5,796
	Expiration June 2016, Exercise Price $72.50
15	Emerson Electric Co.	4,650
	Expiration June 2016, Exercise Price $52.50
26	Exelon Corp.	2,938
	Expiration April 2016, Exercise Price $35.00

See accompanying notes to financial statements.

IRON HORSE FUND
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2016

Contracts ^		Value
	SCHEDULE OF CALL OPTIONS WRITTEN * (Continued) - (3.1)%
42	Exxon Mobil Corp.	$2,310
	Expiration April 2016, Exercise Price $85.00
11	Exxon Mobil Corp.	3,168
	Expiration May 2016, Exercise Price $82.50
25	Facebook, Inc.	4,175
	Expiration April 2016, Exercise Price $115.00
37	Facebook, Inc.	28,712
	Expiration May 2016, Exercise Price $110.00
23	General Electric Co.	4,347
	Expiration April 2016, Exercise Price $30.00
53	General Electric Co.	4,876
	Expiration April 2016, Exercise Price $31.00
60	General Electric Co.	7,560
	Expiration May 2016, Exercise Price $31.00
40	General Mills, Inc.	9,800
	Expiration June 2016, Exercise Price $62.50
9	Home Depot, Inc.	3,195
	Expiration April 2016, Exercise Price $132.00
11	Honeywell International, Inc.	5,280
	Expiration June 2016, Exercise Price $110.00
57	Intel Corp.	3,990
	Expiration May 2016, Exercise Price $33.00
12	International Business Machines Corp.	9,420
	Expiration April 2016, Exercise Price $147.00
15	International Business Machines Corp.	13,350
	Expiration May 2016, Exercise Price $145.00
65	Johnson & Johnson	9,425
	Expiration May 2016, Exercise Price $110.00
22	MasterCard, Inc.	10,340
	Expiration June 2016, Exercise Price $92.50
9	McDonald’s Corp.	6,363
	Expiration May 2016, Exercise Price $120.00
14	McDonald’s Corp.	5,110
	Expiration May 2016, Exercise Price $125.00
10	Mead Johnson Nutrition Co.	7,800
	Expiration May 2016, Exercise Price $80.00
42	Medtronics PLC	7,770
	Expiration June 2016, Exercise Price $75.00
16	Merck & Co, Inc.	1,584
	Expiration April 2016, Exercise Price $52.50
22	Microsoft Corp.	8,250
	Expiration May 2016, Exercise Price $52.50
50	Microsoft Corp.	10,100
	Expiration May 2016, Exercise Price $55.00
18	Mondelez International, Inc.	972
	Expiration June 2016, Exercise Price $44.00
15	NIKE, Inc.	705
	Expiration April 2016, Exercise Price $64.00
12	NIKE, Inc.	1,704
	Expiration May 2016, Exercise Price $62.5.00
84	Oracle Corp.	8,316
	Expiration May 2016, Exercise Price $41.00
21	PepsiCo, Inc.	5,145
	Expiration April 2016, Exercise Price $102.00
87	Pfizer, Inc.	2,001
	Expiration April 2016, Exercise Price $30.00
34	Philip Morris International, Inc.	10,880
	Expiration June 2016, Exercise Price $97.50
118	PPL Corp.	22,420
	Expiration July 2016, Exercise Price $37.00
1	Priceline Group, Inc.	2,915
	Expiration June 2016, Exercise Price $1,360.00
33	Procter & Gamble Co.	8,877
	Expiration April 2016, Exercise Price $80.00
4	Simon Property Group, Inc.	3,350
	Expiration April 2016, Exercise Price $200.00
139	Southern Co.	34,611
	Expiration May 2016, Exercise Price $49.00
34	Starbucks Corp.	5,610
	Expiration May 2016, Exercise Price $60.00
38	Stryker Corp.	19,760
	Expiration June 2016, Exercise Price $105.00
19	Sysco Corp.	3,135
	Expiration May 2016, Exercise Price $46.00

See accompanying notes to financial statements.

IRON HORSE FUND
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2016

Contracts ^		Value
	SCHEDULE OF CALL OPTIONS WRITTEN * (Continued) - (3.1)%
11	Target Corp.	$1,177
	Expiration April 2016, Exercise Price $82.50
7	UnitedHealth Group, Inc.	2,783
	Expiration April 2016, Exercise Price $128.00
55	US Bancorp	1,100
	Expiration April 2016, Exercise Price $41.50
20	US Bancorp	4,380
	Expiration June 2016, Exercise Price $39.00
54	Verizon Communications, Inc.	10,206
	Expiration June 2016, Exercise Price $52.50
45	Visa, Inc.	9,225
	Expiration April 2016, Exercise Price $75.00
25	Walgreens Boots Alliance, Inc.	6,237
	Expiration April 2016, Exercise Price $84.00
20	Wal-Mart Stores, Inc.	4,400
	Expiration May 2016, Exercise Price $67.50
26	Wal-Mart Stores, Inc.	6,708
	Expiration June 2016, Exercise Price $67.50
12	Walt Disney Co.	3,264
	Expiration May 2016, Exercise Price $100.00
18	Wells Fargo & Co.	270
	Expiration April 2016, Exercise Price $50.50
40	Wells Fargo & Co.	860
	Expiration April 2016, Exercise Price $51.00
14	Yum! Brands, Inc.	3,654
	Expiration April 2016, Exercise Price $80.00
	TOTAL CALL OPTIONS WRITTEN - (Proceeds $387,577)	$542,129

+	All or a portion of the security is held as collateral for call options.

*	Non-income producing securities.

^	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

**	Money market fund; interest rate reflects seven-day effective yield on March 31, 2016.

PLC - Public Limited Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (including put options purchased and call options written) is $17,294,336 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$932,845
Unrealized depreciation:	(740,028)
Net unrealized appreciation:	$192,817

See accompanying notes to financial statements.

IRON HORSE FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

ASSETS
Investment securities:
At cost	$17,365,609
At value	$18,029,282
Cash held as collateral for written options	46,748
Dividends receivable	23,354
Receivable for securities sold	4,703
Due from Broker	4,589
Receivable for Fund shares sold	70
Prepaid expenses and other assets	27,827
TOTAL ASSETS	18,136,573

LIABILITIES
Options written, at value (Proceeds $387,577)	542,129
Payable for Fund shares repurchased	26,035
Payable for securities purchased	15,394
Payable to related parties	9,141
Investment advisory fees payable	6,284
Distribution (12b-1) fees payable	1,693
Accrued expenses and other liabilities	20,765
TOTAL LIABILITIES	621,441
NET ASSETS	$17,515,132

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$19,036,022
Undistributed net investment gain	15,766
Accumulated net realized loss from security transactions and options contracts	(2,045,777)
Net unrealized appreciation of investments and options contracts	509,121
NET ASSETS	$17,515,132

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$8,097,961
Shares of beneficial interest outstanding	811,629
Net asset value (Net Assets ÷ Shares Outstanding)	$9.98
Maximum offering price per share (maximum sales charges of 5.75%)	$10.59

Class I Shares:
Net Assets	$9,417,171
Shares of beneficial interest outstanding	943,436
Net asset value (Net Assets ÷ Shares Outstanding) offering and redemption price per share	$9.98

See accompanying notes to financial statements.

IRON HORSE FUND
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2016

INVESTMENT INCOME
Dividends (less foreign dividend tax withholding of $372)	$681,381
Interest	318
TOTAL INVESTMENT INCOME	681,699

EXPENSES
Investment advisory fees	235,195
Distribution (12b-1) fees:
Class A	24,662
Registration fees	40,000
Transfer agent fees	39,500
Administrative services fees	37,663
Accounting services fees	26,081
Printing and postage expenses	17,313
Audit fees	16,499
Legal fees	15,000
Compliance officer fees	14,000
Trustees fees and expenses	13,501
Custodian fees	12,001
Other expenses	11,474
TOTAL EXPENSES	502,889

Fees recaptured by the Advisor	22,180

NET EXPENSES	525,069

NET INVESTMENT INCOME	156,630

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS CONTRACTS
Net realized gain (loss) on:
Investments	(2,080,704)
Options purchased	68,656
Options written	766,633
Net realized loss on investments and options contracts	(1,245,415)
Net change in unrealized appreciation (depreciation) on:
Investments	1,329,872
Options purchased	(39,763)
Options written	(264,117)
Net change in unrealized appreciation on investments and options contracts	1,025,992

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND OPTIONS CONTRACTS	(219,423)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(62,793)

See accompanying notes to financial statements.

IRON HORSE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2016	March 31, 2015
FROM OPERATIONS
Net investment income	$156,630	$234,602
Net realized gain (loss) on investments and options contracts	(1,245,415)	3,837,322
Net change in unrealized appreciation (depreciation) on investments and options contracts	1,025,992	(2,653,846)
Net increase (decrease) in net assets resulting from operations	(62,793)	1,418,078

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(284,752)	(1,667,257)
Class I	(705,230)	(3,373,616)
From net investment income:
Class A	(40,314)	(59,377)
Class I	(132,732)	(179,431)
Net decrease in net assets resulting from distributions to shareholders	(1,163,028)	(5,279,681)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,377,025	4,959,485
Class I	4,920,676	9,488,183
Net asset value of shares issued in reinvestment of distributions:
Class A	317,470	1,682,863
Class I	792,606	3,272,808
Payments for shares redeemed:
Class A	(5,560,568)	(5,057,453)
Class I	(23,520,458)	(974,557)
Net increase (decrease) in net assets from shares of beneficial interest	(21,673,249)	13,371,329

TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,899,070)	9,509,726

NET ASSETS
Beginning of Year	40,414,202	30,904,476
End of Year*	$17,515,132	$40,414,202
* Includes undistributed net investment loss of:	$15,766	$—

SHARE ACTIVITY
Class A:
Shares Sold	137,045	431,235
Shares Reinvested	32,125	163,259
Shares Redeemed	(554,710)	(438,905)
Net increase (decrease) in shares of beneficial interest outstanding	(385,540)	155,589

Class I:
Shares Sold	490,528	857,534
Shares Reinvested	80,378	317,850
Shares Redeemed	(2,393,014)	(88,799)
Net increase (decrease) in shares of beneficial interest outstanding	(1,822,108)	1,086,585

See accompanying notes to financial statements.

IRON HORSE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	March 31, 2016		March 31, 2015		March 31, 2014		March 31, 2013		March 31, 2012 (1)
Net asset value, beginning of period	$10.21		$11.37		$10.60		$10.22		$10.00

Activity from investment operations:
Net investment income (2)	0.02		0.06		0.08		0.11		0.06
Net realized and unrealized gain on investments	0.06		0.45		0.93		0.67		0.22
Total from investment operations	0.08		0.51		1.01		0.78		0.28

Less distributions from:
Net investment income	(0.04)		(0.06)		(0.08)		(0.11)		(0.06)
Net realized gains	(0.27)		(1.61)		(0.16)		(0.29)		—
Total distributions	(0.31)		(1.67)		(0.24)		(0.40)		(0.06)

Net asset value, end of period	$9.98		$10.21		$11.37		$10.60		$10.22

Total return (3)	0.90%		4.51%		9.63%		7.90%		2.79	% (4)

Net assets, at end of period (000s)	$8,098		$12,223		$11,842		$10,044		$8,511

Ratio of gross expenses to average net assets before waiver/recapture	1.86%		1.57%		1.85	% (6)	2.51	% (6)	3.93	% (6,7)
Ratio of net expenses to average net assets after waiver/recapture	1.95	% (5)	1.85	% (5)	1.85%		1.95%		1.95	% (7)
Ratio of net investment income to average net assets	0.22%		0.49%		0.68%		1.11%		0.87	% (7)
Portfolio Turnover Rate	279%		265%		114%		77%		43	% (4)

(1)	The Iron Horse Fund’s Class A shares commenced operations on July 7, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Not annualized.

(5)	Represent the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.

(7)	Annualized.

See accompanying notes to financial statements.

IRON HORSE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	March 31, 2016		March 31, 2015		March 31, 2014		March 31, 2013		March 31, 2012 (1)
Net asset value, beginning of period	$10.19		$11.35		$10.58		$10.21		$9.39

Activity from investment operations:
Net investment income (2)	0.06		0.09		0.10		0.14		0.05
Net realized and unrealized gain on investments	0.05		0.44		0.94		0.67		0.82
Total from investment operations	0.11		0.53		1.04		0.81		0.87

Less distributions from:
Net investment income	(0.05)		(0.08)		(0.11)		(0.15)		(0.05)
Net realized gains	(0.27)		(1.61)		(0.16)		(0.29)		—
Total distributions	(0.32)		(1.69)		(0.27)		(0.44)		(0.05)

Net asset value, end of period	$9.98		$10.19		$11.35		$10.58		$10.21

Total return (3)	1.24%		4.78%		9.91%		8.17%		9.30	% (4)

Net assets, at end of period (000s)	$9,417		$28,191		$19,062		$10,825		$9,615

Ratio of gross expenses to average net assets before waiver/recapture	1.50%		1.32%		1.60	% (6)	2.26	% (6)	2.85	% (6,7)
Ratio of net expenses to average net assets after waiver/recapture	1.56	% (5)	1.60	% (5)	1.60%		1.70%		1.70	% (7)
Ratio of net investment income to average net assets	0.63%		0.73%		0.93%		1.37%		1.39	% (7)
Portfolio Turnover Rate	279%		265%		114%		77%		43	% (4)

(1)	The Iron Horse Fund’s Class I shares commenced operations on November 16, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Not annualized.

(5)	Represent the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.

(7)	Annualized.

See accompanying notes to financial statements.

IRON HORSE FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 2016

1.	ORGANIZATION

The Iron Horse Fund (the “Fund”), is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is total return with less volatility than equity markets in general. The Fund commenced operations on July 7, 2011.

The Fund currently offers two classes of shares: Class A and Class I shares. Class A shares commenced operations on July 7, 2011 and Class I shares on November 16, 2011. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances

IRON HORSE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive

IRON HORSE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2016 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$16,946,404	$—	$—	$16,946,404
Put Options Purchased	—	27,650	—	27,650
Short-Term Investments	1,055,228	—	—	1,055,228
Total	$18,001,632	$27,650	$—	$18,029,282
Liabilities *
Call Options Written	$470,851	$71,278	$—	$542,129
Total	$470,851	$71,278	$—	$542,129

The Fund did not hold any Level 3 securities during the year.

It is the Fund’s policy to recognize transfers between Level 1 and Level 2 at the end of the reporting period. There were no transfers into or out of Level 1 or Level 2 during the period.

* Please refer to the Portfolio of Investments for Industry Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with Fund’s understanding of the applicable country’s tax rules and rates. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

IRON HORSE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

Option Transactions – Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.

The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When the Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes. If a call option that the Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option. When the Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013-2015, or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of Nebraska and foreign jurisdictions where the Fund may make significant investments. However,

IRON HORSE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Fund will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Van Hulzen Asset Management, LLC (the “Advisor”), serves as investment advisor to the Fund. Subject to the authority of the Board, the Advisor is responsible for the management of the Fund’s investment portfolio. Pursuant to an Advisory Agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. Pursuant to a fee waiver agreement between the Advisor and the Trust on behalf of the Fund, as compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. This fee waiver agreement shall remain in effect until at least July 31, 2016 and shall continue in effect for successive 12 month periods if such continuance is approved by the Board. For the year ended March 31, 2016, the Advisor earned advisory fees of $235,195.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses, at least until July 31, 2016, to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads; brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund Officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor) do not exceed 1.95% and 1.70% of the daily average net assets attributable to the Class A and Class I shares respectively. During the year ended March 31, 2016, the Advisor did not waive any fees as gross expenses did not exceed the contractual limits.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses attributable to Class A and Class I shares are subsequently less than 1.95%, and 1.70% of average daily net assets, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.95% and 1.70% of average daily net assets for Class A and Class I shares, respectively. If Fund Operating Expenses attributable to Class A and Class I shares subsequently exceed 1.95% and 1.70% per annum of the Fund’s average daily net assets, respectively, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or

IRON HORSE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Advisor recaptured $22,180 of prior waived fees during the year ended March 31, 2016. The total remaining prior year waived fee balance subject to recapture of $44,990 expired on March 31, 2016. There are no other fees subject to recapture.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust, with respect to the Fund, has adopted, the Trust’s Master Distribution and Shareholder Servicing Plan for Class A shares (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class A shares for such distribution and shareholder service activities. For the year ended March 31, 2016, the Fund incurred distribution fees of $24,662 for Class A shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended March 31, 2016, the Distributor received $21,686 in underwriting commissions for sales of Class A shares, of which $3,096 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended March 31, 2016 amounted to $81,652,271 and $104,349,444, respectively.

5.	DERIVATIVE TRANSACTIONS

Transactions in option contracts written during the year ended March 31, 2016 were as follows:

	Contracts	Premiums Received
Outstanding at Beginning of Period	7,003	$796,401
Options written	42,881	6,777,966
Options closed	(18,866)	(4,294,858)
Options exercised	(9,549)	(1,071,534)
Options expired	(18,972)	(1,820,398)
Outstanding at End of Period	2,497	$387,577

IRON HORSE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

For the year ended March 31, 2016, the amount of net change in unrealized depreciation and net realized gain on purchased options subject to equity price risk amounted to $(39,763) and $68,656, respectively. The amount of net change in unrealized depreciation and net realized gain on written options subject to equity price risk amounted to $(264,117) and $766,633, respectively, and are on the statement of operations under those headings. The fair value of these equity derivatives is $27,650 for purchased options included in investment securities on the statement of assets and liabilities, and $542,129 for written options under options written on the statement of assets and liabilities.

The notional value of the derivative instruments outstanding as of March 31, 2016 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets –

During the year ended March 31, 2016, the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2016.

Gross Amounts Not Offset in the Statement
Assets:					of Assets & Liabilities
			Gross Amounts	Net Amounts
			Offset in the	Presented in the
	Gross Amounts		Statement of	Statement of
	of Recognized		Assets &	Assets &	Financial		Cash Collateral
Description	Assets		Liabilities	Liabilities	Instruments		Pledged/Received		Net Amount
Options Purchased	$27,650	(1)	$—	$27,650	$27,650		$—		$—
Total	$27,650		$—	$27,650	$27,650		$—		$—

Gross Amounts Not Offset in the Statement
Liabilities:					of Assets & Liabilities
			Gross Amounts	Net Amounts
			Offset in the	Presented in the
	Gross Amounts		Statement of	Statement of
	of Recognized		Assets &	Assets &	Financial		Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments		Pledged/Received		Net Amount
Options Written, at value	$542,129	(2)	$—	$542,129	$495,381	(3)	$46,748	(3)	$—
Total	$542,129		$—	$542,129	$495,381		$46,748		$—

(1)	Purchased options at value as presented in the Portfolio of Investments.

(2)	Written options at value as presented in the Portfolio of Investments.

(3)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended March 31, 2016 and March 31, 2015 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	March 31, 2016	March 31, 2015
Ordinary Income	$236,222	$2,182,359
Long-Term Capital Gain	926,806	3,097,322
Return of Capital	—	—
	$1,163,028	$5,279,681

IRON HORSE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

As of March 31, 2016, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficit)
$15,766	$—	$(1,625,260)	$(43,491)	$(60,722)	$192,817	$(1,520,890)

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss is primarily attributable to the tax deferral of losses on wash sales, straddles and the mark to market treatment of open 1256 option contracts. In addition, the amount listed under other book/tax differences for the Fund is primarily attributable to the tax deferral of losses on straddles.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $1,625,260.

At March 31, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$—	$43,491	$43,491

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and adjustments related to real estate investment trusts and grantor trusts, resulted in reclassification for the year ended March 31, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income/(Loss)	Gains/(Loss)
$—	$32,182	$(32,182)

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2016, TD Ameritrade, Inc. held approximately 33.15% of the voting securities of the Fund for the benefit of others.

8.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

IRON HORSE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

9.	SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the following:

On Tuesday, May 17th, 2016, the Board of Trustees of Northern Lights Fund Trust (“Trust”) approved the reorganization of the Iron Horse Fund, a series of the Trust, into a new series of Mutual Fund and Variable Insurance Trust, as the Rational Iron Horse Fund (the “Reorganization”). A complete proxy statement and prospectus describing the Reorganization, including a summary of all relevant factors reviewed by the Trust’s Board of Trustees before approving the Reorganization will be filed with the Securities and Exchange Commission and mailed to shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Iron Horse Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Iron Horse Fund (the “Fund”), a series of Northern Lights Fund Trust, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Iron Horse Fund as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

May 31, 2016

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | MILWAUKEE | 216.649.1700	cohenfund.com

Registered with the Public Company Accounting Oversight Board.

IRON HORSE FUND

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2016

Iron Horse Fund* – Adviser: Van Hulzen Asset Management, LLC

In connection with the regular meeting held on March 23-24, 2016 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Van Hulzen Asset Management, LLC and the Trust, with respect to Iron Horse Fund (the “Fund” or “Iron Horse”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the adviser was founded in 1998, has approximately $545 million in assets under management, and provides financial services to individuals and institutions. They considered the backgrounds of the personnel responsible for serving the Fund and noted that the investment team members have diverse areas of financial industry expertise. They observed that the adviser’s investment process is based on fundamental research that examines cash flow and return on capital analytics to establish long term intrinsic value targets. The Trustees noted that the adviser manages risk by employing a covered call option and stock index options strategy and by investing primarily in large cap equities. The Trustees discussed the adviser’s process for monitoring compliance with the Fund’s investment limitations, noting that the adviser reviews daily trade reports and reconciles its own data with information provided by the Fund’s administrator. The Trustees also discussed the adviser’s broker selection criteria and process for determining best execution. The Trustees observed that the adviser’s in-depth research process, coupled with the experience of the investment team, has served investors well over the long term. They also observed that the adviser’s long-term track record for its separately managed accounts has been quite successful. After discussion, the Trustees concluded that the adviser had the potential to continue to provide high quality service to Iron Horse and its shareholders.

Performance. The Trustees evaluated the performance of Iron Horse, noting that the Fund had achieved a 3 star Morningstar rating over the 3-year period and had outperformed the Morningstar category and peer group over all time periods presented. They also noted that the Fund exhibited a lower standard deviation than the Morningstar category over the 3-year time period, and that the Fund’s standard deviation over the 3-year time period was approximately half that of the S&P 500. They reasoned that these

IRON HORSE FUND

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2016

metrics showed that the Fund was achieving its objective while remaining less volatile than equity markets. They noted that the Fund’s Sharpe ratio of 1.13% indicated that the Fund had a positive risk/reward profile. They observed that the Fund underperformed the adviser-selected benchmark over all time periods presented, and they considered the adviser’s reasoning that this occurred because of the adviser’s emphasis on value stocks, and the benchmark was more successful in rolling options. They concluded that despite the underperformance of the benchmark, the adviser was accomplishing the stated goals and objectives of the Fund.

Fees and Expenses. The Trustees noted that the advisory fee of 1.25% was the same as the Morningstar category average, higher than the peer group average and the fee charged to other accounts managed by the adviser with a strategy similar to the Fund’s, but within the range of the peer group. They also noted that the adviser had agreed to waive its advisory fee down to 0.75% until at least July 31, 2017, and that 0.75% was lower than the peer group average and the same as the fee charged to other accounts managed by the adviser with a strategy similar to the Fund’s. The Trustees also noted that the Fund’s net expense ratio was lower than the Morningstar category average, higher than the peer group average, but well within the range of the peer group. Based on these factors, and taking note of the expense limitation in place for the Fund, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether the adviser would realize economies of scale with respect to the management of the Fund. They considered the adviser’s projected growth of the Fund, that the Fund’s adviser had agreed to waive its advisory fee from 1.25% to 0.75% until at least July 31, 2017, and the adviser’s assertion that the Fund was currently benefiting from economies of scale. Based on these factors, the Trustees concluded that the absence of breakpoints was acceptable at this time. They agreed that the matter of economies of scale would be reconsidered at the next renewal of the advisory agreement.

Profitability. The Trustees considered the profits realized by the adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the services provided to the Fund. They reviewed the profitability analysis provided by the adviser and agreed that profits, both in terms of actual dollars and as a percent of total revenue, were reasonable and not excessive based on the level of service provided by the adviser.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure was reasonable and that renewal of the advisory agreement was in the best interests of the shareholders of Iron Horse.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Iron Horse Fund.

IRON HORSE FUND

EXPENSE EXAMPLES (Unaudited)

March 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 through March 31, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
	Fund’s		Actual		(5% return before expenses)
	Annualized	Beginning	Ending	Expenses	Ending	Expenses
	Expense	Account Value	Account Value	Paid During	Account Value	Paid During
	Ratio	10/1/15	3/31/16	Period*	3/31/16	Period*

Class A	1.95%	$1,000.00	$1,032.30	$9.91	$1,015.25	$9.82
Class I	1.70%	$1,000.00	$1,034.40	$8.65	$1,016.50	$8.57

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

IRON HORSE FUND

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	107	AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010- 2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	107	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	146	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	146	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

3/31/16 – NLFT_v2

IRON HORSE FUND

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	107	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-241-7514.

3/31/16 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-241-7514 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-241-7514.

INVESTMENT ADVISOR
Van Hulzen Asset Management, LLC
950 Iron Point Road, Suite 290
Folsom, CA 95630

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr., Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2013 - $13,500

2014 - $14,000

2015 - $14,000

2016 - $14,000

(b)	Audit-Related Fees

2013 - None

2014 - None

2015 - None

2016 - None

(c)	Tax Fees

2013 - $2,500

2014 - $2,500

2015 - $2,500

2016 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2013 - None

2014 - None

2015 - None

2016 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2013	2014	2015	2016
Audit-Related Fees:	100%	100%	100%	100%
Tax Fees:	100%	100%	100%	100%
All Other Fees:	100%	100%	100%	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $2,500

2014 - $2,500

2015 - $2,500

2016 - $2,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 6/9/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 6/9/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 6/9/16